Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record First Quarter 2015 Performance

Company raises full-year revenue and EPS guidance

ATLANTA – April 21, 2015 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the first quarter ended March 31, 2015 of $0.34 compared to $0.26 in Q1 2014, on license revenue of $19.3 million and record total revenue of $133.5 million. GAAP diluted earnings per share for Q1 2015 was a record $0.31 compared to $0.24 in Q1 2014.

“We are pleased with the strong results we’ve posted in Q1 2015. Customers and prospects continue to invest in both core supply chain and omni-channel commerce initiatives,” said Eddie Capel, Manhattan Associates president and CEO. “Our investments in Supply Chain Commerce innovation to meet the demands of the markets we serve continue to drive our growth and record financial performance. We intend to remain focused, throughout 2015 and beyond, on extending our leadership position and posting strong financial results.”

FIRST QUARTER 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.34 in Q1 2015, compared to $0.26 in Q1 2014.
•	GAAP diluted earnings per share was $0.31 in Q1 2015, compared to $0.24 in Q1 2014.
•	Consolidated total revenue was $133.5 million in Q1 2015, compared to $113.6 million in Q1 2014. License revenue was $19.3 million in Q1 2015, compared to $17.1 million in Q1 2014.

•	Adjusted operating income, a non-GAAP measure, was $40.0 million in Q1 2015, compared to $32.3 million in Q1 2014.
•	GAAP operating income was $36.9 million in Q1 2015, compared to $30.1 million in Q1 2014.
•	Cash flow from operations was $15.2 million in Q1 2015, compared to $19.1 million in Q1 2014. Days Sales Outstanding was 56 days at March 31, 2015, compared to 61 days at December 31, 2014.
•	Cash and investments was $107.2 million at March 31, 2015, compared to $124.4 million at December 31, 2014.
•

During the three months ended March 31, 2015, the Company repurchased 523,663 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $26.3 million. In April 2015, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SALES ACHIEVEMENTS:

•	Recognized license revenue on seven contracts of $1.0 million or more during Q1 2015.
•

Completed software license wins with new customers such as: Best Buy, Harris Teeter, K&B Transport, Keurig Green Mountain, Kramp Groep, Midas Group, Murphy-Hoffman, Paul Smith, Readerlink Distribution Services, Stage Stores, Thomas Cook Airlines, Uline.

•

Expanded relationships with existing customers such as: Amplifier, APL Logistics, Asda Stores, Cabela’s, Carter’s, Central Retail Corporation, Chico’s, Coach, Crete Carrier, David’s Bridal, Eileen Fisher, Express, Factory Motor Parts, GD Logistics, Genco, Genesco, House of Fraser, Infinite Retail, Kane Warehousing, Laura Ashley, Legacy Supply Chain Services, LeSaint Logistics, Monoprice, MWI Veterinary Supply, Newgistics, Nordstrom, Ossur, Rhee Brothers, RockTenn, Schurman Fine Papers, Southern Wine and Spirits, Team Hardinger Transportation, TwinMed, Ulta, UWT Logistics, Wilton Brands, Winning Group, Wolverine Worldwide.

2015 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2015:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on June 15, 2015, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2015 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of July 2015.

CONFERENCE CALL

The Company’s conference call regarding its first quarter financial results will be held today, April 21, 2015, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 16989424 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates second quarter 2015 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended March 31, 2015.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2015 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
	(unaudited)	(unaudited)
Revenue:
Software license	$19,314	$17,107
Services	101,203	86,913
Hardware and other	13,006	9,543
Total revenue	133,523	113,563
Costs and expenses:
Cost of license	2,906	1,613
Cost of services	44,784	38,460
Cost of hardware and other	10,547	7,479
Research and development	13,556	11,803
Sales and marketing	11,847	12,020
General and administrative	11,238	10,649
Depreciation and amortization	1,781	1,488
Total costs and expenses	96,659	83,512
Operating income	36,864	30,051
Other income (loss), net	262	(233)
Income before income taxes	37,126	29,818
Income tax provision	13,922	11,106
Net income	$23,204	$18,712

Basic earnings per share	$0.31	$0.25
Diluted earnings per share	$0.31	$0.24

Weighted average number of shares:
Basic	73,979	75,817
Diluted	74,607	76,795

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014

Operating income	$36,864	$30,051
Equity-based compensation (a)	3,078	2,274
Purchase amortization (b)	106	1
Adjusted operating income (Non-GAAP)	$40,048	$32,326

Income tax provision	$13,922	$11,106
Equity-based compensation (a)	1,154	844
Purchase amortization (b)	40	-
Adjusted income tax provision (Non-GAAP)	$15,116	$11,950

Net income	$23,204	$18,712
Equity-based compensation (a)	1,924	1,430
Purchase amortization (b)	66	1
Adjusted net income (Non-GAAP)	$25,194	$20,143

Diluted EPS	$0.31	$0.24
Equity-based compensation (a)	0.03	0.02
Purchase amortization (b)	-	-
Adjusted diluted EPS (Non-GAAP)	$0.34	$0.26

Fully diluted shares	74,607	76,795

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015	2013

Cost of services	$791	$370
Research and development	464	417
Sales and marketing	391	310
General and administrative	1,432	1,177
Total equity-based compensation	$3,078	$2,274

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2015	December 31, 2014

ASSETS
Current Assets:
Cash and cash equivalents	$97,089	$115,708
Short term investments	10,160	8,730
Accounts receivable, net of allowance of $5,556 and $4,164, respectively	83,060	86,828
Deferred income taxes	9,886	9,900
Prepaid expenses and other current assets	10,947	8,695
Total current assets	211,142	229,861

Property and equipment, net	18,606	17,265
Goodwill, net	62,232	62,250
Deferred income taxes	271	270
Other assets	8,068	8,524
Total assets	$300,319	$318,170

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,131	$12,483
Accrued compensation and benefits	19,407	30,889
Accrued and other liabilities	12,545	12,501
Deferred revenue	58,070	58,968
Income taxes payable	6,851	7,974
Total current liabilities	107,004	122,815

Other non-current liabilities	14,534	13,332

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2015 and 2014	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 73,799,618 and 74,104,064 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	738	741
Retained earnings	188,437	191,305
Accumulated other comprehensive loss	(10,394)	(10,023)
Total shareholders' equity	178,781	182,023
Total liabilities and shareholders' equity	$300,319	$318,170

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2015	2014

Operating activities:
Net income	$23,204	$18,712
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,781	1,488
Equity-based compensation	3,078	2,274
Gain on disposal of equipment	(7)	(17)
Tax benefit of stock awards exercised/vested	6,601	6,547
Excess tax benefits from equity-based compensation	(6,579)	(6,509)
Deferred income taxes	1,730	1,302
Unrealized foreign currency (gain) loss	(97)	90
Changes in operating assets and liabilities:
Accounts receivable, net	2,440	4,496
Other assets	(2,024)	(4,447)
Accounts payable, accrued and other liabilities	(13,489)	(5,638)
Income taxes	(1,119)	(4,647)
Deferred revenue	(344)	5,493
Net cash provided by operating activities	15,175	19,144

Investing activities:
Purchase of property and equipment	(3,098)	(1,156)
Net purchases of investments	(1,279)	(427)
Net cash used in investing activities	(4,377)	(1,583)

Financing activities:
Purchase of common stock	(36,033)	(33,179)
Proceeds from issuance of common stock from options exercised	278	730
Excess tax benefits from equity-based compensation	6,579	6,509
Net cash used in financing activities	(29,176)	(25,940)

Foreign currency impact on cash	(241)	653

Net change in cash and cash equivalents	(18,619)	(7,726)
Cash and cash equivalents at beginning of period	115,708	124,375
Cash and cash equivalents at end of period	$97,089	$116,649

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
GAAP Diluted EPS	$0.24	$0.27	$0.30	$0.27	$1.08	$0.31
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.02	0.02	0.08	0.03
Purchase amortization	-	-	-	-	-	-
Adjusted Diluted EPS	$0.26	$0.29	$0.32	$0.30	$1.16	$0.34
Fully Diluted Shares	76,795	76,037	75,466	75,034	75,841	74,607
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Revenue:
Americas	$91,355	$98,633	$103,419	$108,557	$401,964	$109,959
EMEA	15,679	15,911	14,253	15,012	60,855	18,305
APAC	6,529	7,986	7,936	6,834	29,285	5,259
	$113,563	$122,530	$125,608	$130,403	$492,104	$133,523

GAAP Operating Income:
Americas	$24,133	$25,127	$28,750	$23,926	$101,936	$30,182
EMEA	4,058	4,239	3,617	3,399	15,313	5,522
APAC	1,860	3,134	3,134	1,747	9,875	1,160
	$30,051	$32,500	$35,501	$29,072	$127,124	$36,864

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078
Purchase amortization	1	-	58	106	165	106
	$2,275	$2,396	$2,355	$2,810	$9,836	$3,184

Adjusted non-GAAP Operating Income:
Americas	$26,408	$27,523	$31,105	$26,736	$111,772	$33,366
EMEA	4,058	4,239	3,617	3,399	15,313	5,522
APAC	1,860	3,134	3,134	1,747	9,875	1,160
	$32,326	$34,896	$37,856	$31,882	$136,960	$40,048

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Professional services	$59,422	$65,702	$69,398	$65,536	260,058	72,659
Customer support and software enhancements	27,491	27,817	29,120	31,537	115,965	28,544
Total services revenue	$86,913	$93,519	$98,518	$97,073	$376,023	$101,203
4.	Hardware and other revenue includes the following items (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Hardware revenue	$5,946	$6,114	$4,707	$8,856	$25,623	$7,730
Billed travel	3,597	4,908	5,438	4,932	18,875	5,276
Total hardware and other revenue	$9,543	$11,022	$10,145	$13,788	$44,498	$13,006
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Revenue	$202	$696	$479	$(1,397)	$(20)	$(3,426)
Costs and expenses	(713)	73	522	(1,097)	(1,215)	(2,546)
Operating income	915	623	(43)	(300)	1,195	(880)
Foreign currency (losses) gains in other income	(516)	12	(415)	491	(428)	(86)
	$399	$635	$(458)	$191	$767	$(966)

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Operating income	$898	$505	$(171)	$24	$1,256	$72
Foreign currency (losses) gains in other income	(141)	(129)	191	342	263	45
Total impact of changes in the Indian Rupee	$757	$376	$20	$366	$1,519	$117

6.	Other (loss) income includes the following components (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Interest income	$267	$302	$349	$350	$1,268	$324
Foreign currency (losses) gains	(516)	12	(415)	491	(428)	(86)
Other non-operating (expense) income	16	(2)	11	9	34	24
Total other (loss) income	$(233)	$312	$(55)	$850	$874	$262

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Stock options	$-	$-	$-	$-	$-	$-
Restricted stock	2,274	2,396	2,297	2,704	9,671	3,078
Total equity-based compensation	2,274	2,396	2,297	2,704	9,671	3,078
Income tax provision	844	889	852	990	3,575	1,154
Net income	$1,430	$1,507	$1,445	$1,714	$6,096	$1,924
Diluted earnings per share	$0.02	$0.02	$0.02	$0.02	$0.08	$0.03
Diluted earnings per share - stock options	$-	$-	$-	$-	$-	$-
Diluted earnings per share - restricted stock	$0.02	$0.02	$0.02	$0.02	$0.08	$0.03
8.	Capital expenditures are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Capital expenditures	$1,156	$2,424	$3,096	$2,739	$9,415	$3,098

9.	Stock Repurchase Activity (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr
Shares purchased under publicly-announced buy-back program	695	782	504	639	2,620	524
Shares withheld for taxes due upon vesting of restricted stock	235	1	10	3	249	212
Total shares purchased	930	783	514	642	2,869	736
Total cash paid for shares purchased under publicly-announced buy-back program	$25,459	$25,090	$15,112	$25,422	$91,083	$26,306
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	7,720	36	289	76	8,121	9,727
Total cash paid for shares repurchased	$33,179	$25,126	$15,401	$25,498	$99,204	$36,033